Principal Funds, Inc.
Supplement dated May 15, 2025
to the Prospectus and Statement of Additional Information
both dated December 31, 2024
(as previously supplemented)
This supplement updates information contained in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

SUMMARY FOR EDGE MIDCAP FUND
IMPORTANT NOTICE: On May 15, 2025, the Board of Directors of Principal Funds, Inc. approved the acquisition of the assets of Edge MidCap Fund (the “Fund”) by the MidCap Fund (the “Proposed Merger”). Additional information about the Proposed Merger will be provided in the Information Statement/Prospectus that is expected to be mailed to record date shareholders of the Fund on or about August 6, 2025. The record date for the determination of shareholders entitled to receive notice of the Proposed Merger is June 24, 2025, and the Proposed Merger is expected to occur on or about September 19, 2025. Effective as of the close of the New York Stock Exchange on June 16, 2025, shares of the Fund will no longer be available for purchase except in limited circumstances. The Fund’s officers, however, have the discretion to change these dates. In preparation for the Proposed Merger, the Fund may deviate from its stated investment objective and strategies.
On or about September 19, 2025, delete all references to the Edge MidCap Fund from the Prospectus.
The changes described below are being made to the Statement of Additional Information.

The proposed merger of the Edge MidCap Fund into the MidCap Fund is expected to occur on or about September 19, 2025 (the “Merger Date”). The Fund’s officers, however, have the discretion to change this date.
On the Merger Date, delete all references to the Edge MidCap Fund from the Statement of Additional Information.
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